Exhibit 8(iii)

AMENDMENT NO. 13 TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT NO. 13 TO FUND PARTICIPATION AGREEMENT (the "Amendment") is made as of this 1st day of May, 2017, by and between LINCOLN NATIONAL LIFE INSURANCE COMPANY (the "Company) and AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS").  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, the Company and ACIS are parties to that certain Fund Participation Agreement dated September 26, 1996, as amended (the "Agreement");

WHEREAS, the parties have agreed to amend the Agreement to revise the list of variable annuity contracts and variable life policies supported by the separate accounts under the Agreement, as set forth in the attached Schedule A;

WHEREAS, the parties have agreed to amend the Agreement to revise the list of separate accounts for which Funds are made available under the Agreement, as set forth in the attached Schedule B;

WHEREAS, the parties have agreed to make additional Funds available as investment options and to revise the reimbursement terms under the Agreement, as set forth in the attached Schedule C; and

WHEREAS, the parties now desire to modify the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1.            Schedules A, B, and C.  Schedules A, B and C are hereby deleted in their entirety and are replaced by Schedules A, B, and C, attached hereto.

2.            Ratification and Confirmation of Agreement.  In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.  To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

3.            Full Force and Effect.  Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

4.            Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

LINCOLN NATIONAL LIFE                                                                                                                AMERICAN CENTURY INVESTMENT
INSURANCE COMPANY                                                                                                                SERVICES, INC.

By:            /s/ Jayson R. Bronchetti            By:            /s/ Cindy A. Johnson
Name: Jayson R. Bronchetti                                                                                                              Name: Cindy A. Johnson
Title:            Senior Vice President            Title: Vice President

SCHEDULE A

Variable Annuity Contracts and Variable Life Insurance Policies
Supported by Separate Accounts

All contracts and policies offered to clients of the Company, unless otherwise agreed to by the parties.

SCHEDULE B

Separate Accounts of the Lincoln National Life Insurance Company
Investing in Certain Funds

All Separate Accounts of the Lincoln Life Insurance Company, unless otherwise agreed to by the parties.

SCHEDULE C

Funds Available and Administrative Services Fee

Class I of:                                                                                                          Fees

VP Balanced Fund                                                                                                          30 bps
VP International Fund                                                                                                          25 bps
VP Income & Growth Fund                                                                                                          25 bps
VP Inflation Protection Fund                                                                                                          25 bps
VP Large Company Value                                                                                                          30 bps
VP Mid Cap Value                                                                                                          30bps

Class II of:                                                                                                          Fees

VP Balanced Fund                                                                                                          30 bps
VP Inflation Protection Fund                                                                                                          25 bps
VP Value Fund                                                                                                          10 bps

Distribution Fees

VP Balanced Fund Class II                                                                                                          25 bps
VP Inflation Protection Fund Class II                                                                                                          25 bps
VP Value Fund Class II                                                                                                          25 bps

AMENDMENT NO. 14 TO FUND PARTICIPATION AGREEMENT

THIS AMENDMENT NO. 14 TO FUND PARTICIPATION AGREEMENT (the "Amendment") is made as of this 1st day of October, 2017, by and between LINCOLN NATIONAL LIFE INSURANCE COMPANY (the "Company) and AMERICAN CENTURY INVESTMENT SERVICES, INC. ("ACIS").  Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement (defined below).

RECITALS

WHEREAS, the Company and ACIS are parties to that certain Fund Participation Agreement dated September 26, 1996, as amended (the "Agreement");

WHEREAS, the parties have agreed to make additional Funds available as investment options and to revise the reimbursement terms under the Agreement, as set forth in the attached Schedule C; and

WHEREAS, the parties now desire to modify the Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

1.            Schedule C.  Effective as of May 1, 2017, Schedule C is hereby deleted in its entirety and is replaced by Schedule C, attached hereto.

2.            Ratification and Confirmation of Agreement.  In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis.  To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

3.            Full Force and Effect.  Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

4.            Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

[Remainder of page Intentionally Left Blank)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

LINCOLN NATIONAL LIFE                                                                                                                AMERICAN CENTURY INVESTMENT
INSURANCE COMPANY                                                                                                                SERVICES, INC.

By:            /s/ Jayson R. Bronchetti            By:            /s/ Cindy A. Johnson
Name: Jayson R. Bronchetti                                                                                                              Name: Cindy A. Johnson
Title:            Senior Vice President            Title: Vice President

As amended effective
May 1, 2017

SCHEDULE C

Funds Available and Administrative Services Fee

Class I of:                                                                                                          Fees

VP Balanced Fund                                                                                                          30 bps
VP International Fund                                                                                                          25 bps
VP Income & Growth Fund                                                                                                          25 bps
VP Inflation Protection Fund                                                                                                          25 bps
VP Large Company Value Fund                                                                                                          30 bps
VP Mid Cap Value Fund                                                                                                          30bps

Class II of:                                                                                                          Fees

VP Balanced Fund                                                                                                          30 bps
VP Inflation Protection Fund                                                                                                          25 bps
VP Large Company Value Fund                                                                                                          30 bps
VP Value Fund                                                                                                          10 bps

Distribution Fees

VP Balanced Fund Class II                                                                                                          25 bps
VP Inflation Protection Fund Class II                                                                                                          25 bps
VP Large Company Value Fund Class II                                                                                                          25 bps
VP Value Fund Class II                                                                                                          25 bps